                                                                SUB-ITEM 77Q1(E)

                             MEMORANDUM OF AGREEMENT
                             (ADVISORY FEE WAIVERS)

     This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"), successor by merger to Invesco Aim Advisors, Inc. Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco Aim agree as follows:

     1. Each Trust, for itself and its Funds, and Invesco agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Trust in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Trust invests (the "Waiver").

          i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Trust during the previous month in an Affiliated Money Market Fund.

          ii. The Waiver will not apply to those investing Trusts that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

          iii. The Waiver will not apply to cash collateral for securities lending.

          For purposes of the paragraph above, the following terms shall have the following meanings:

          (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended; and

          (b) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

     2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Portfolio's Board of Trustee to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

     The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

     Subject to the foregoing paragraphs, each of the Trusts and Invesco agree to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

                                        AIM COUNSELOR SERIES TRUST
                                        AIM EQUITY FUNDS
                                        AIM FUNDS GROUP
                                        AIM GROWTH SERIES
                                        AIM INTERNATIONAL MUTUAL FUNDS
                                        AIM INVESTMENT FUNDS
                                        AIM INVESTMENT SECURITIES FUNDS
                                        AIM SECTOR FUNDS
                                        AIM TAX-EXEMPT FUNDS
                                        AIM TREASURER'S SERIES TRUST
                                        AIM VARIABLE INSURANCE FUNDS
                                        SHORT-TERM INVESTMENTS TRUST
                                        on behalf of the Funds listed in the
                                        Exhibit to this Memorandum of Agreement


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President


                                        INVESCO ADVISERS, INC.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President

                          EXHIBIT A TO ADVISORY FEE MOA

     AIM EQUITY FUNDS                        WAIVER DESCRIPTION                  EFFECTIVE DATE   EXPIRATION DATE
     ----------------        -------------------------------------------------   --------------   ---------------
AIM Charter Fund             Invesco will waive advisory fees to the extent         1/1/2005         12/31/2012
                             necessary so that advisory fees Invesco receives
                             do not exceed the annualized rates listed below.
                             0.75% of the first $150M
                             0.615% of the next $4.85B
                             0.57% of the next $2.5B
                             0.545% of the next $2.5B
                             0.52% of the excess over $10B

AIM Constellation Fund       Invesco will waive advisory fees to the extent         3/27/2006        12/31/2012
                             necessary so that advisory fees Invesco receives
                             do not exceed the annualized rates listed below.
                             0.695% of the first $250M
                             0.615% of the next $4B
                             0.595% of the next $750M
                             0.57% of the next $2.5B
                             0.545% of the next $2.5B
                             0.52% of the excess over $10B

      AIM FUNDS GROUP                        WAIVER DESCRIPTION                  EFFECTIVE DATE   EXPIRATION DATE
      ---------------        -------------------------------------------------   --------------   ---------------
AIM Basic Balanced Fund      Invesco will waive advisory fees to the extent         1/1/2005         12/31/2012
                             necessary so that advisory fees Invesco receives
                             do not exceed the annualized rates listed below.
                             0.62% of the first $250M
                             0.605% of the next $250M
                             0.59% of the next $500M
                             0.575% of the next $1.5B
                             0.56% of the next $2.5B
                             0.545% of the next $2.5B
                             0.53% of the next $2.5B
                             0.515% of the excess over $10B

     AIM SECTOR FUNDS                        WAIVER DESCRIPTION                  EFFECTIVE DATE   EXPIRATION DATE
     ----------------        -------------------------------------------------   --------------   ---------------
AIM Gold & Precious Metals   Invesco will waive advisory fees to the extent         1/1/2005          6/30/2010
Fund                         necessary so that advisory fees Invesco receives
                             do not exceed the annualized rates listed below.
                             0.75% of the first $250M
                             0.74% of the next $250M
                             0.73% of the next $500M
                             0.72% of the next $1.5B
                             0.71% of the next $2.5B
                             0.70% of the next $2.5B
                             0.69% of the next $2.5B
                             0.68% of the excess over $10B

   AIM TAX-EXEMPT FUNDS                      WAIVER DESCRIPTION                  EFFECTIVE DATE   EXPIRATION DATE
   --------------------      -------------------------------------------------   --------------   ---------------
Invesco Van Kampen           Invesco will waive advisory fees in the amount of      2/12/2010         6/30/2012
Intermediate Term            0.10% of the Fund's average daily net assets
Municipal Income Fund

Invesco Van Kampen New       Invesco will waive advisory fees in the amount of      2/12/2010         6/30/2012
York Tax Free Income Fund    0.25% of the Fund's average daily net assets

      AIM TREASURER'S
       SERIES TRUST                          WAIVER DESCRIPTION                  EFFECTIVE DATE   EXPIRATION DATE
      ---------------        -------------------------------------------------   --------------   ---------------
Premier Portfolio            Invesco will waive advisory fees in the amount of      2/25/2005         6/30/2010
                             0.03% of the Fund's average daily net assets

Premier U.S. Government      Invesco will waive advisory fees in the amount of      2/25/2005         6/30/2010
Money Portfolio              0.03% of the Fund's average daily net assets

       AIM VARIABLE
      INSURANCE FUNDS                        WAIVER DESCRIPTION                  EFFECTIVE DATE   EXPIRATION DATE
      ---------------        -------------------------------------------------   --------------   ---------------
AIM V. I. Basic Balanced     Invesco will waive advisory fees to the extent         1/1/2010         04/30/2011
Fund                         necessary so that advisory fees Invesco receives
                             do not exceed the annualized rates listed below.
                             0.62% of the first $250M
                             0.605% of the next $250M
                             0.59% of the next $500M
                             0.575% of the next $1.5B
                             0.56% of the next $2.5B
                             0.545% of the next $2.5B
                             0.53% of the next $2.5B
                             0.515% of the excess over $10B

AIM V. I. Capital            Invesco will waive advisory fees to the extent         1/1/2005          4/30/2011
Development Fund             necessary so that advisory fees Invesco receives
                             do not exceed the annualized rates listed below.
                             0.745% of the first $250M
                             0.73% of the next $250M
                             0.715% of the next $500M
                             0.70% of the next $1.5B
                             0.685% of the next $2.5B
                             0.67% of the next $2.5B
                             0.655% of the next $2.5B
                             0.64% of the excess over $10B

                                   EXHIBIT "B"

                           AIM COUNSELOR SERIES TRUST

PORTFOLIO                                                    EFFECTIVE DATE    COMMITTED UNTIL
---------                                                  -----------------   ---------------
AIM Core Plus Bond Fund                                       June 2, 2009
AIM Floating Rate Fund                                        July 1, 2007
AIM Multi-Sector Fund                                         July 1, 2007
AIM Select Real Estate Income Fund                            July 1, 2007
AIM Structured Core Fund                                      July 1, 2007
AIM Structured Growth Fund                                    July 1, 2007
AIM Structured Value Fund                                     July 1, 2007
Invesco Balanced Fund                                      February 12, 2010
Invesco California Tax-Free Income Fund                    February 12, 2010
Invesco Dividend Growth Securities Fund                    February 12, 2010
Invesco Equally-Weighted S&P 500 Fund                      February 12, 2010
Invesco Fundamental Value Fund                             February 12, 2010
Invesco Large Cap Relative Value Fund                      February 12, 2010
Invesco New York Tax-Free Income Fund                      February 12, 2010
Invesco S&P 500 Index Fund                                 February 12, 2010
Invesco Van Kampen American Franchise Fund                 February 12, 2010
Invesco Van Kampen Core Equity Fund                        February 12, 2010
Invesco Van Kampen Equity and Income Fund                  February 12, 2010
Invesco Van Kampen Equity Premium Income Fund              February 12, 2010
Invesco Van Kampen Growth and Income Fund                  February 12, 2010
Invesco Van Kampen Money Market Fund                       February 12, 2010
Invesco Van Kampen Pennsylvania Tax Free Income Fund       February 12, 2010
Invesco Van Kampen Small Cap Growth Fund                   February 12, 2010
Invesco Van Kampen Tax-Free Money Fund                     February 12, 2010

                                AIM EQUITY FUNDS

PORTFOLIO                                                    EFFECTIVE DATE    COMMITTED UNTIL
---------                                                  -----------------   ---------------
AIM Capital Development Fund                                  July 1, 2007
AIM Charter Fund                                              July 1, 2007
AIM Constellation Fund                                        July 1, 2007
AIM Disciplined Equity Fund                                  July 14, 2009
AIM Diversified Dividend Fund                                 July 1, 2007
AIM Large Cap Basic Value Fund                                July 1, 2007
AIM Large Cap Growth Fund                                     July 1, 2007
AIM Summit Fund                                               July 1, 2007

                                 AIM FUNDS GROUP

FUND                                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                                       -----------------   ---------------
AIM Basic Balanced Fund                                       July 1, 2007
AIM European Small Company Fund                               July 1, 2007
AIM Global Core Equity Fund                                   July 1, 2007
AIM International Small Company Fund                          July 1, 2007
AIM Mid Cap Basic Value Fund                                  July 1, 2007
AIM Select Equity Fund                                        July 1, 2007
AIM Small Cap Equity Fund                                     July 1, 2007

                                AIM GROWTH SERIES

FUND                                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                                       -----------------   ---------------
AIM Basic Value Fund                                          July 1, 2007
AIM Global Equity Fund                                        July 1, 2007
AIM Mid Cap Core Equity Fund                                  July 1, 2007
AIM Small Cap Growth Fund                                     July 1, 2007
Invesco Convertible Securities Fund                        February 12, 2010
Invesco Van Kampen Asset Allocation Conservative Fund      February 12, 2010
Invesco Van Kampen Asset Allocation Growth Fund            February 12, 2010
Invesco Van Kampen Asset Allocation Moderate Fund          February 12, 2010
Invesco Van Kampen Harbor Fund                             February 12, 2010
Invesco Van Kampen Leaders Fund                            February 12, 2010
Invesco Van Kampen Real Estate Securities Fund             February 12, 2010
Invesco Van Kampen U.S. Mortgage Fund                      February 12, 2010

                         AIM INTERNATIONAL MUTUAL FUNDS

FUND                                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                                       -----------------   ---------------
AIM Asia Pacific Growth Fund                                  July 1, 2007
AIM European Growth Fund                                      July 1, 2007
AIM Global Growth Fund                                        July 1, 2007
AIM Global Small & Mid Cap Growth Fund                        July 1, 2007
AIM International Growth Fund                                 July 1, 2007
AIM International Core Equity Fund                            July 1, 2007

                              AIM INVESTMENT FUNDS

FUND                                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                                       -----------------   ---------------
AIM Balanced-Risk Allocation Fund*                            May 29, 2009
AIM China Fund                                                July 1, 2007
AIM Developing Markets Fund                                   July 1, 2007
AIM Global Health Care Fund                                   July 1, 2007
AIM International Total Return Fund                           July 1, 2007
AIM Japan Fund                                                July 1, 2007
AIM LIBOR Alpha Fund                                          July 1, 2007
AIM Trimark Endeavor Fund                                     July 1, 2007
AIM Trimark Fund                                              July 1, 2007
AIM Trimark Small Companies Fund                              July 1, 2007
Invesco Alternative Opportunities Fund                     February 12, 2010
Invesco Commodities Strategy Fund                          February 12, 2010
Invesco FX Alpha Plus Strategy Fund                        February 12, 2010
Invesco FX Alpha Strategy Fund                             February 12, 2010
Invesco Global Advantage Fund                              February 12, 2010
Invesco Global Dividend Growth Securities Fund             February 12, 2010
Invesco Health Sciences Fund                               February 12, 2010
Invesco International Growth Equity Fund                   February 12, 2010
Invesco Pacific Growth Fund                                February 12, 2010
Invesco Van Kampen Emerging Markets Fund                   February 12, 2010
Invesco Van Kampen Global Bond Fund                        February 12, 2010
Invesco Van Kampen Global Equity Allocation Fund           February 12, 2010
Invesco Van Kampen Global Franchise Fund                   February 12, 2010
Invesco Van Kampen Global Tactical Asset Allocation Fund   February 12, 2010
Invesco Van Kampen International Advantage Fund            February 12, 2010
Invesco Van Kampen International Growth Fund               February 12, 2010

----------
* Advisory fees to be waived by Invesco for AIM Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Aim Cayman Commodity Fund I, Ltd. invests.

                         AIM INVESTMENT SECURITIES FUNDS

FUND                                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                                       -----------------   ---------------
AIM Core Bond Fund                                            July 1, 2007
AIM Dynamics Fund                                             July 1, 2007
AIM Global Real Estate Fund                                   July 1, 2007
AIM High Yield Fund                                           July 1, 2007
AIM Income Fund                                               July 1, 2007
AIM Limited Maturity Treasury Fund                            July 1, 2007
AIM Money Market Fund                                         July 1, 2007
AIM Municipal Bond Fund                                       July 1, 2007
AIM Real Estate Fund                                          July 1, 2007
AIM Short Term Bond Fund                                      July 1, 2007
AIM U.S. Government Fund                                      July 1, 2007
Invesco High Yield Securities Fund                         February 12, 2010
Invesco Van Kampen Core Plus Fixed Income Fund             February 12, 2010
Invesco Van Kampen Corporate Bond Fund                     February 12, 2010
Invesco Van Kampen Government Securities Fund              February 12, 2010
Invesco Van Kampen High Yield Fund                         February 12, 2010
Invesco Van Kampen Limited Duration Fund                   February 12, 2010

                                AIM SECTOR FUNDS

FUND                                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                                       -----------------   ---------------
AIM Energy Fund                                               July 1, 2007
AIM Financial Services Fund                                   July 1, 2007
AIM Gold & Precious Metals Fund                               July 1, 2007
AIM Leisure Fund                                              July 1, 2007
AIM Technology Fund                                           July 1, 2007
AIM Utilities Fund                                            July 1, 2007
Invesco Mid-Cap Value Fund                                 February 12, 2010
Invesco Small-Mid Special Value Fund                       February 12, 2010
Invesco Special Value Fund                                 February 12, 2010
Invesco Technology Sector Fund                             February 12, 2010
Invesco U.S. Mid Cap Value Fund                            February 12, 2010
Invesco U.S. Small Cap Value Fund                          February 12, 2010
Invesco U.S. Small/Mid Cap Value Fund                      February 12, 2010
Invesco Value Fund                                         February 12, 2010
Invesco Value II Fund                                      February 12, 2010
Invesco Van Kampen American Value Fund                     February 12, 2010
Invesco Van Kampen Capital Growth Fund                     February 12, 2010
Invesco Van Kampen Comstock Fund                           February 12, 2010
Invesco Van Kampen Enterprise Fund                         February 12, 2010
Invesco Van Kampen Mid Cap Growth Fund                     February 12, 2010
Invesco Van Kampen Small Cap Value Fund                    February 12, 2010
Invesco Van Kampen Technology Sector Fund                  February 12, 2010
Invesco Van Kampen Utility Fund                            February 12, 2010
Invesco Van Kampen Value Opportunities Fund                February 12, 2010

                              AIM TAX-EXEMPT FUNDS

FUND                                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                                       -----------------   ---------------
AIM High Income Municipal Fund                                July 1, 2007

AIM Tax-Exempt Cash Fund                                      July 1, 2007
AIM Tax-Free Intermediate Fund                                July 1, 2007
Invesco Municipal Fund                                     February 12, 2010
Invesco Tax-Exempt Securities Fund                         February 12, 2010
Invesco Van Kampen California Insured Tax Free Fund        February 12, 2010
Invesco Van Kampen High Yield Municipal Fund               February 12, 2010
Invesco Van Kampen Insured Tax Free Income Fund            February 12, 2010
Invesco Van Kampen Intermediate Term Municipal Income
       Fund                                                February 12, 2010
Invesco Van Kampen Municipal Income Fund                   February 12, 2010
Invesco Van Kampen New York Tax Free Income Fund           February 12, 2010

                          AIM VARIABLE INSURANCE FUNDS

FUND                                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                                       -----------------   ---------------
AIM V.I. Basic Balanced Fund                                  July 1, 2007      June 30, 2010
AIM V.I. Basic Value Fund                                     July 1, 2007      June 30, 2010
AIM V.I. Capital Appreciation Fund                            July 1, 2007      June 30, 2010
AIM V.I. Capital Development Fund                             July 1, 2007      June 30, 2010
AIM V.I. Core Equity Fund                                     July 1, 2007      June 30, 2010
AIM V.I. Diversified Income Fund                              July 1, 2007      June 30, 2010
AIM V.I. Dynamics Fund                                        July 1, 2007      June 30, 2010
AIM V.I. Financial Services Fund                              July 1, 2007      June 30, 2010
AIM V.I. Global Health Care Fund                              July 1, 2007      June 30, 2010
AIM V.I. Global Real Estate Fund                              July 1, 2007      June 30, 2010
AIM V.I. Government Securities Fund                           July 1, 2007      June 30, 2010
AIM V.I. High Yield Fund                                      July 1, 2007      June 30, 2010
AIM V.I. International Growth Fund                            July 1, 2007      June 30, 2010
AIM V.I. Large Cap Growth Fund                                July 1, 2007      June 30, 2010
AIM V.I. Leisure Fund                                         July 1, 2007      June 30, 2010
AIM V.I. Mid Cap Core Equity Fund                             July 1, 2007      June 30, 2010
AIM V.I. Money Market Fund                                    July 1, 2007      June 30, 2010
AIM V.I. PowerShares ETF Allocation Fund                    October 22, 2008    June 30, 2010
AIM V.I. Small Cap Equity Fund                                July 1, 2007      June 30, 2010
AIM V.I. Technology Fund                                      July 1, 2007      June 30, 2010
AIM V.I. Utilities Fund                                       July 1, 2007      June 30, 2010
Invesco V.I. Dividend Growth Fund                          February 12, 2010    June 30, 2010
Invesco V.I. Global Dividend Growth Fund                   February 12, 2010    June 30, 2010
Invesco V.I. High Yield Fund                               February 12, 2010    June 30, 2010
Invesco V.I. Income Builder Fund                           February 12, 2010    June 30, 2010
Invesco V.I. S&P 500 Index Fund                            February 12, 2010    June 30, 2010
Invesco V.I. Select Dimensions Balanced Fund               February 12, 2010    June 30, 2010
Invesco V.I. Select Dimensions Dividend Growth Fund        February 12, 2010    June 30, 2010
Invesco V.I. Select Dimensions Equally-Weighted                                 June 30, 2010
   S&P 500 Fund                                            February 12, 2010    June 30, 2010
Invesco Van Kampen V.I. Capital Growth Fund                February 12, 2010    June 30, 2010
Invesco Van Kampen V.I. Comstock Fund                      February 12, 2010    June 30, 2010
Invesco Van Kampen V.I. Equity and Income Fund             February 12, 2010    June 30, 2010
Invesco Van Kampen V.I. Global Tactical Asset Allocation                        June 30, 2010
   Fund                                                    February 12, 2010    June 30, 2010
Invesco Van Kampen V.I. Global Value Equity Fund           February 12, 2010    June 30, 2010
Invesco Van Kampen V.I. Government Fund                    February 12, 2010    June 30, 2010
Invesco Van Kampen V.I. Growth and Income Fund             February 12, 2010    June 30, 2010
Invesco Van Kampen V.I. High Yield Fund                    February 12, 2010    June 30, 2010
Invesco Van Kampen V.I. International Growth Equity Fund   February 12, 2010    June 30, 2010
Invesco Van Kampen V.I. Mid Cap Growth Fund                February 12, 2010    June 30, 2010
Invesco Van Kampen V.I. Mid Cap Value Fund                 February 12, 2010    June 30, 2010
Invesco Van Kampen V.I. Value Fund                         February 12, 2010    June 30, 2010

                          SHORT-TERM INVESTMENTS TRUST

FUND                                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                                       -----------------   ---------------
Government TaxAdvantage Portfolio                             July 1, 2007      June 30, 2010
STIC Prime Portfolio                                          July 1, 2007      June 30, 2010
Treasury Portfolio                                            July 1, 2007      June 30, 2010